UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 23, 2016

CONDUENT INCORPORATED

(Exact name of registrant as specified in its charter)

New York	001-37817	81-2983623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 Mount Airy Road, Suite 100

Basking Ridge, New Jersey

07920

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (908) 758-1200

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.

The disclosure in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference in this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 23, 2016, the Restated Certificate of Incorporation (the “Restated Certificate”) of Conduent Incorporated (the “Company”) became effective. The Restated Certificate was approved by the Board of Directors of the Company (the “Board”) and Xerox Corporation (“Xerox”), in its capacity as sole stockholder of the Company, on December 23, 2016. On December 23, 2016, the Board and Xerox also approved the Amended and Restated By-Laws of the Company (the “By-Laws”), effective as of at 11:59 p.m. New York City time on December 31, 2016.

A summary of the material provisions of the Restated Certificate and By-Laws can be found in the section titled “Description of Our Capital Stock” of the Information Statement filed as Exhibit 99.1 to Amendment No. 6 to the Company’s Registration Statement on Form 10, filed with the Securities and Exchange Commission on November 7, 2016, which is incorporated herein by reference. This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated Certificate and By-Laws, filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

3.1	Restated Certificate of Incorporation of Conduent Incorporated

3.2	Amended and Restated By-Laws of Conduent Incorporated

99.1	The section titled “Description of Our Capital Stock” appearing on pages 170 to 175 of the Information Statement, filed as Exhibit 99.1 to Amendment No. 6 to Conduent Incorporated’s Registration Statement on Form 10, filed with the Securities and Exchange Commission on November 7, 2016, is incorporated herein by reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONDUENT INCORPORATED

	By:	/s/ J. Michael Peffer
		Name:	J. Michael Peffer
Date: December 23, 2016		Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit	Description

3.1	Restated Certificate of Incorporation of Conduent Incorporated

3.2	Amended and Restated By-Laws of Conduent Incorporated

99.1	The section titled “Description of Our Capital Stock” appearing on pages 170 to 175 of the Information Statement, filed as Exhibit 99.1 to Amendment No. 6 to Conduent Incorporated’s Registration Statement on Form 10, filed with the Securities and Exchange Commission on November 7, 2016, is incorporated herein by reference